FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of financial risk management [Abstract]
Summary quantitative data about entity's exposure to risk	The number below indicates an increase or decrease in net earnings or other comprehensive income where the US Dollar strengthens or weakens by 10% against the relevant foreign currency.

	Effect on net earnings, before tax		Effect on other comprehensive income, before tax
(On 10% change in US Dollars exchange rate)	2021	2020	2021	2020
BRL	$0.2	$0.3	$0.6	$1.0
ARS	$1.3	$0.5	$—	$—
CAD	$1.3	$4.2	$0.1	$0.1
CLP	$1.6	$2.3	$1.3	$0.1
(c)
Disclosure of credit risk exposure
The Company's maximum credit exposure to credit risk is as follows:

As at December 31,	2021	2020
Cash and cash equivalents	$525.0	$651.2
Trade and other receivables	3.0	4.2
Derivative assets (Note 17)	—	0.4
Convertible loan receivable (Note 6)	10.0	11.7
Loans and other receivables	22.5	19.7
	$560.5	$687.2

Disclosure of how entity manages liquidity risk

	2021					2020
As at December 31,	Within 1 year	2 - 3 years	4 - 5 years	Over 5 years	Total	Total
Trade and other payables	$274.7	$—	$—	$—	$274.7	$240.4
Debt repayments	—	—	—	782.9	782.9	1,001.8
Interest payments on debt	28.7	56.4	52.5	73.4	211.0	187.3
Lease liabilities	27.6	37.8	8.1	12.5	86.0	54.0
Derivative liabilities	23.5	2.0	—	—	25.5	15.1
Other financial liabilities	29.9	10.8	2.4	65.5	108.6	139.2
Total	$384.4	$107.0	$63.0	$934.3	$1,488.7	$1,637.8

At December 31, 2021, the Company had letters of credit and guarantees outstanding in the amount of $146.2 million (December 31, 2020: $178.9 million) of which $119.8 million (December 31, 2020: $155.9 million) represented guarantees for reclamation obligations. These letters of credit are automatically extended for one year periods from their expiration dates.